                                                                   EXHIBIT 10.2
                                                                      EXHIBIT A
                                                                             TO
                                                          COMMON STOCK PURCHASE
                                                                      AGREEMENT



                           REGISTRATION RIGHTS AGREEMENT

              THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 10, 2000 (this "AGREEMENT"), is made by and between CHEQUEMATE INTERNATIONAL, INC., D/B/A C-3D DIGITAL, INC., a Utah corporation, with headquarters located at 330 Washington Boulevard, Suite 507, Marina del Rey, California 90292 (the "COMPANY"), and the entity named on the signature page hereto (each, an "Initial INVESTOR") (each agreement with an initial Investor being deemed a separate and independent agreement between the Company and such Initial Investor, except that each Initial Investor acknowledges and consents to the rights granted to each other Initial Investor under such agreement)

                                W I T N E S S E T H:

              WHEREAS, upon the terms and subject to the conditions of the Common Stock Purchase Agreement, dated as of May 10, 2000, between Investor and the Company (the "COMMON STOCK PURCHASE AGREEMENT;" terms not otherwise defined herein shall have the meanings ascribed to them in the Common Stock Purchase Agreement), the Company has agreed to issue and sell to Investor the Initial Shares, together with the Repriced Shares (collectively, the "SHARES");

              WHEREAS, the Company has agreed to issue the Warrant to Investor in connection with the issuance of the Shares; and

              WHEREAS, to induce Investor to execute and deliver the Common Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), with respect to the Shares and the Warrant Shares (as defined below).

              NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

              1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                     (a) "POTENTIAL MATERIAL EVENT" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of


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

the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information;

              (b) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a Registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC");

              (c) "REGISTRABLE SECURITIES" mean the Shares and the Warrant Shares; and

              (d) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act, or an amendment to an existing registration statement.

              2.     REGISTRATION.

              (a)    MANDATORY REGISTRATION.

              (i) The Company shall prepare and file with the SEC, as soon as possible after the Initial Closing and no later than July 10, 2000 (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3, if the Company is eligible to use Form S-3, otherwise on an appropriate form, Registering for resale by Investor a sufficient number of shares of Common Stock for Investor to sell the Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than (i) two hundred percent (200%) of the aggregate number of Initial Shares, and (ii) the number of shares of Common Stock that would be issued upon exercise of the Warrant (the "WARRANT SHARES") at the time of filing of the Registration Statement (assuming for such purposes that the Warrant had been eligible to be exercised and had been exercised in accordance with its terms, whether or not such eligibility or exercise had in fact occurred as of such date). The Registration Statement
(W) shall include the Registrable Securities, and (X) shall state that, in accordance with Rule 416 under the Securities Act, it covers such indeterminate number of additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of the Warrant to prevent dilution resulting from stock splits or stock dividends. The Company will use its reasonable efforts to cause such Registration Statement to be declared effective on a date (a "REQUIRED EFFECTIVE DATE"), which is no later than the earlier of (y) five (5) Business Days after notice by the SEC that it may be declared effective or (z) ninety (90) days after the date of the Initial Closing.

              (ii) If at any time (an "INCREASED REGISTERED SHARES DATE"), Investor advised the Company that the number of shares of Common Stock represented by the Registrable Securities, issued or to be issued as contemplated by the Transaction Documents, exceeds the aggregate number of shares of Common Stock then Registered and provides computation supporting such advice, the Company shall, (A) if the Registration Statement has not been declared effective, after notice from Investor, amend the Registration Statement to include such additional shares such that the number of shares of Common Stock registered is equal to two hundred percent (200%) of the total Registrable Shares,


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

computed as contemplated by the immediately preceding subparagraph (i); or (B) if such Registration Statement has been declared effective by the SEC at that time, within thirty (30) Business Days from the Company's receipt of such notice, file with the SEC an additional Registration Statement (an "ADDITIONAL REGISTRATION STATEMENT") to register two hundred percent (200%) of the additional shares of Common Stock, computed as contemplated by the immediately preceding subparagraph (i). The Company will use its reasonable efforts to cause such Registration Statement to be declared effective on a date (a "REQUIRED EFFECTIVE DATE") which is no later than (x) with respect to a Registration Statement under clause (A) of this subparagraph (ii), the Required Effective Date contemplated by the immediately preceding subparagraph
(i) and (y) with respect to an Additional Registration Statement, the earlier of (i) five (5) Business Days after notice by the SEC that it may be declared effective or (ii) forty (40) days after the Increased Registered Shares Date.

              (b)    PAYMENTS BY THE COMPANY.

                     (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC by the Required Filing Date, the Company will make payment to Investor in such amounts and at such times as shall be determined pursuant to this SECTION 2(b);

                     (ii) If the Registration Statement covering the Registrable Securities is not effective by thirty (30) days after the relevant Required Effective Date or if Investor is restricted from making sales of Registrable Securities covered by a previously effective Registration
Statement at any time (the date such restriction commences, a "RESTRICTED SALE DATE") after the Effective Date other than during a Suspension Period (as defined below), then the Company will make payments to Investor in such amounts and at such times as shall be determined pursuant to this SECTION 2(b);

                     (iii) The amount (each a "PERIODIC AMOUNT") to be paid by the Company to Investor shall be determined as of each Computation Date (as defined below) and the Periodic Amount shall be equal to the Periodic Amount Percentage (as defined below) of the Purchase Price for all of the Initial Shares not sold by Investor for the period from the date following the relevant Required Filing Date, Required Effective Date or Restricted Sale Date, as the case may be, to the first relevant Computation Date, and thereafter to each subsequent Computation Date. The "PERIODIC AMOUNT PERCENTAGE" means (A) one-fifteenth of one percent (.0666 2/3%) of the Purchase Price for each day during the thirty (30) day period following the first relevant Computation Date plus (B) one-tenth of one percent (.1%) for each day following the expiration of such thirty (30) day period. If the Company is required to file an Additional Registration Statement a separate computation shall be made with respect to the shares registered in the Additional Registration Statement.

                     (iv) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to Investor at the end of each Computation Period, without requiring demand therefor by Investor;

                     (v) The parties acknowledge that the damages which may be incurred by Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by a Required Effective Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages;


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

                     (vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this SECTION 2(b) shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Securities Act; and

                     (vii) "COMPUTATION DATE" means (A) the date which is the earlier of (1) the Required Filing Date, any relevant Required Effective Date or a Restricted Sale Date, as the case may be, or (2) the date after the Required Filing Date, such Required Effective Date or Restricted Sale Date on which the Registration Statement is filed (with respect to payments due as contemplated by SECTION 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by SECTION 2(b)(ii) hereof), as the case may be, and (B) each date which is the earlier of (1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by SECTION 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by SECTION 2(b)(ii) hereof), as the case may be.

                     (viii) The Purchase Price shall mean the consideration paid by Investor for all of the Initial Shares plus any Repriced Shares, as defined in the Agreement. The Purchase Price on a per share basis shall mean the Purchase Price divided by the total number of shares issued pursuant to the Agreement, including the Repriced Shares.

              3. OBLIGATIONS OF THE COMPANY. In connection with the Registration of the Registrable Securities, the Company shall do each of the following:

              (a) Prepare promptly, and file with the SEC by the Required Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in SECTION 2(a) above, and thereafter use its reasonable efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the period (the "REGISTRATION PERIOD") continuing until the earliest of: (i) the date that is two (2) years after the last day of the calendar month following the month in which the Final Repricing Period ends; (ii) the date when Investor may sell all Registrable Securities under Rule 144; or (iii) the date when Investor no longer owns any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

              (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;


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

              (c) The Company shall permit a single firm of counsel designated by Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three
(3) Business Days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

              (d) Notify Investor and Investor's legal counsel identified to the Company (which, until further notice, shall be deemed to be Krieger & Prager, LLP, ATTN: Samuel Krieger, Esq.; "INVESTOR'S COUNSEL") (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) Business Day following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement;
(C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to Investor); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish Investor with copies of all intended written responses to the comments contemplated in clause (C) of this SECTION 3(d) not later than one (1) Business Day in advance of the filing of such responses with the SEC so that Investor shall have the opportunity to comment thereon;

              (e) Furnish to Investor and Investor's Counsel: (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, two (2) copies of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto; and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor; provided, however, that if any filings are made by the SEC's EDGAR system, the Company shall furnish such documents within five (5) Business Days;


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              (f)    As promptly as practicable after becoming aware thereof,
notify Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to Investor as Investor may reasonably request;

              (g) As promptly as reasonably practicable after becoming aware thereof, notify Investor of the issuance by the SEC any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

              (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies Investor in writing of the existence of a Potential Material Event, Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, HOWEVER, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period ("SUSPENSION PERIOD") with at least a ten (10) Business Day interval between such periods, during the periods the Registration Statement is required to be in effect;

              (i) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the "OTC Bulletin Board" of the National Association of Securities Dealers, and the quotation of the Registrable Securities on the OTC Bulletin Board;

              (j) Provide a transfer agent for the Registrable Securities not later than the effective date of the Registration Statement;

              (k) Cooperate with Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as Investor may reasonably request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to Investor), an appropriate instruction and opinion of such counsel; and

              (l) Take all other reasonable actions necessary to expedite and facilitate disposition by Investor of the Registrable Securities pursuant to the Registration Statement.

              4. OBLIGATIONS OF INVESTOR. In connection with the Registration of the Registrable Securities, Investor shall have the following obligations:


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              (a)    It shall be a condition precedent to the obligations of
the Company to complete the Registration pursuant to this Agreement with respect to the Registrable Securities of Investor, that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the Registration of such Registrable Securities and shall execute such documents in connection with such Registration as the Company may reasonably request.
At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Investor of the information the Company requires from Investor (the "REQUESTED INFORMATION") if Investor elects to have any of the Registrable Securities included in the Registration Statement. If at least five (5) Business Days prior to the filing date the Company has not received the Requested Information from Investor, then the Company need not file the Registration Statement until receiving the response of Investor;

              (b) Investor, by accepting the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Investor has notified the Company in writing of its election to exclude all of the Registrable Securities from the Registration Statement; and

              (c) Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3(f) (OTHER THAN NOTICE OF EFFECTIVENESS) OR 3(g), above, Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Investor receives the copies of the supplemented or amended prospectus contemplated by SECTION 3(f) OR 3(g).

              5. EXPENSES OF REGISTRATION. (a) All reasonable expenses incurred in connection with Registrations, filings or qualifications pursuant to SECTION 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for Investor, not exceeding $4,500 for the Registration Statement covering the Registrable Securities shall be borne by the Company; and

              (b) Except as otherwise provided for in SCHEDULE 5(b) attached hereto, the Company nor any of its subsidiaries has, as of the date hereof, and the Company shall not on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise provided for in SCHEDULE 5(b), the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person. Except as otherwise provided for in this SECTION 5, and without limiting the generality of the foregoing, without the written consent of Investor, the Company shall not grant to any person the right to request the Company to Register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of Investor set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Documents.

              6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:


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              (a)    To the extent permitted by law, the Company will
indemnify and hold harmless Investor, the directors, if any, of Investor, the officers, if any, of Investor, each person, if any, who controls Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (each, an "INDEMNIFIED PARTY"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "CLAIMS") to which any Investor may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any material violation or alleged material violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to SECTION 6(b), the Company shall reimburse Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this SECTION 6(a) shall not: (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to SECTION 3(c) hereof; (II) be available to the extent such Claim is based on a failure of Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Investor will indemnify the Company and its officers, directors and agents (each, an "INDEMNIFIED PARTY") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this SECTION 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party.

              (b)    Promptly after receipt by an Indemnified Party under this
SECTION 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this SECTION 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party, as the case may be. In case


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any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this SECTION 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this
SECTION 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

              7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under SECTION 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that: (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in SECTION 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

              8. REPORTS UNDER SECURITIES ACT AND EXCHANGE ACT. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("RULE 144"), the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and


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

(iii) such other information as may be reasonably requested to permit Investor to sell such securities pursuant to Rule 144 without Registration.

              (d) The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than two (2) years, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the company for more than the ninety
(90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, provided, however, counsel to Investor may provide such instructions and opinion to the transfer agent regarding the removal of the restrictive legend.

              9.     ASSIGNMENT OF THE REGISTRATION RIGHTS.   The rights to
have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any permitted transferee of the Registrable Securities pursuant to the Common Stock Purchase Agreement.

              10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this SECTION 9 shall be binding upon Investor and the Company.

              11.    MISCELLANEOUS.

              (a) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Common Stock Purchase Agreement, if to the Company or to Investor, to their respective addresses contemplated by this Agreement, or at such other address as each such party furnishes by notice given in accordance with this SECTION 10(a).

              (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (c) This Agreement shall be governed by and interpreted in accordance with the laws of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Los Angeles or the state courts of California sitting in the County of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions. In the event of any dispute, the prevailing party shall be entitled to recover its reasonable attorneys' fees.

              (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.


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

              (e) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

              (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

              (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

              (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              (j) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]







              IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   COMPANY:

                                   CHEQUEMATE INTERNATIONAL, INC.
                                   D/B/A C-3D DIGITAL, INC.


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                                   INVESTOR:

                                   CROOKS HOLLOW ROAD, LLC


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:













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

                                   SCHEDULE 5(b)

                            OTHER REGISTRABLE SECURITIES


SCHEDULE 4.4 (EXCEPTIONS TO SECTION 4.4 OF THE COMMON STOCK PURCHASE AGREEMENT)
                                        AND
  SCHEDULE 5(b) (EXCEPTIONS TO SECTION 5 OF THE REGISTRATION RIGHTS AGREEMENT)

1. Convertible line of credit promissory notes. $3,000,000 in debt is to be converted into 1,300,000 shares of common stock at $1.00 per share, and the other $1,700,000 to be converted to preferred stock, not convertible, after shareholder approval of amendment to Articles to allow issuance of preferred stock. The common stock has piggyback registration rights. The Company is endeavoring to negotiate a waiver of these rights with respect to the Crooks Hollow Road Registration.

2. Continuing Agreement to privately issue and sell $500,000 in restricted common stock at a 50% discount from market on a monthly basis, and concurrent issuance of monthly warrant to acquire 100,000 common shares at $1.00 per share, with attached registration rights for the warrant. The


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

Company has entered into negotiations to obtain a deferral of these registration rights for a period ending 6 months from closing.

3.  Coast Communications (hotel movie business)
Agreement to issue up to 230,500 shares, with registration rights, in satisfaction of $461,000 in debt. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

4. Moore North America bldg. Chequemate is negotiating to purchase a 100,000 sq. ft. bldg on 17 acres in Utah. Total purchase price $4,507,000, paid with note for $2,450,000 plus $2,197,000 worth of stock, valued at the market, and to be registered. This is a relatively complex deal, involving a middleman with credit acceptable to a bank. A bank will lend $1,850,000 secured by a deed of trust on the land, and $1.6M of that cash goes to the Seller (Moore), and the other $250K goes to closing costs and other expenses. $1.2M worth of stock goes to Moore, also, and Moore will have the right to put the stock back to us, half at the end of 6 months and the other half at the end of 12 months, each opportunity being for $600K plus interest. At Moore's option, if our stock has declined, Moore may demand additional stock to bring its market value back up to $1.2M. We are obligated to register all the stock. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

5. Issuance to United Business Systems (for purchase of hotel pay-per-view manufacturer & patents) of $940,000 worth of stock, at the market, to be registered. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

6.  Scott Applegate/CapitalPlus and Cinemaworks
$119,000 worth of stock, at the market, to be registered, and $236,000 worth of stock, at the market, to be registered, issued as part of a transaction to acquire service rights over 2650 free-to-guest rooms in various hotels. The Company will enter into negotiations to obtain a deferral of these registration rights for a period of 6 months, but management is doubtful.

7.  Trimark Pictures
100,000 shares, to be issued as registered shares, as part of a contract for motion picture digitization and conversion from 2D to 3D. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

8.  Hawatmeh, Iehab
62,500 shares to be issued in settlement of claim for breach of contract, with shares to be registered. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months

9.  i-O Display Systems, LLC
41,667 shares (contract for $500,000 worth of viewing systems and 3D movies; shares to be issued and registered on an S-3) This is the company that makes the preferred wireless shutter glasses, and also owns rights to a few low budget 3D movies. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months


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

10.  Full Moon Universe
80,000 worth of common stock to be issued at the market.
(balance owed under last Summer's license fee for "Creeps", a 3D movie.) The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months

11. Optimum Source
2,728 shares with registration rights.
(fee due from marketing/promotional services) The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months

12. Duchess Capital Partners
83,333 shares to be registered, for brokerage services. They have agreed to waive registration for 6 months.

13.  Hudson Consulting Group
25,000 shares with registration rights. (amended fee due for consulting services) The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

14.  Academy Entertainment
$250,000 worth of restricted stock W/PIGGYBACK REGISTRATION RIGHTS.
(contract for provision of public domain motion pictures, for conversion to 3D) The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

15.  Hotel Movie Express (King Farms)
31,250 (post-split) shares with registration rights. The Company has entered into negotiations to obtain a deferral of these registration rights for a period of 6 months.

16. Issuance of S-8 stock under the Company's current Consultant Stock Compensation Plan, as per past issuances and future issuances under the plan.

17. Stock options outstanding to ten key employees, plus directors and former employees, for 1,534,334 shares, of which options for 910,000 shares will require shareholder approval, together with registration rights.



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